UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2004

Riggs National Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-9756 (Commission File Number)	52-1217953 (IRS Employer Identification No.)

1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 835-4309

Item 5. Other Events.

     (c) Exhibits. The following exhibit is filed with this report.

99.1 Press Release of Riggs National Corporation, dated February 18, 2004.

     On February 18, 2004, Riggs National Corporation issued a press release announcing a reduction in its labor force. The press release is attached as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGGS NATIONAL CORPORATION
By:	/S/ Steven T. Tamburo Steven T. Tamburo Chief Financial Officer

Dated: February 20, 2004

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release of Riggs National Corporation, dated February 18, 2004